FBR Capital Markets Investor Conference Presentation December 2, 2009 Exhibit 99.1

Information Related to Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These include statements regarding future results or expectations.  Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “expects,” “estimates,”
“intends,” “may,” “plans,” “projects,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made.  Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control.  Forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-
looking statements.  Due to known and unknown risks, actual results may differ materially from expectations or projections.
You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: risks and uncertainties relating to the recent global economic downturn;
changes in economic and market conditions; changes in interest rates; changes in anticipated earnings; our ability to maintain adequate liquidity; increased costs of borrowing; decreased interest spreads; changes in mortgage pre-
payment speeds; risks associated with merchant banking investments; the realization of gains and losses on principal investments; our ability to comply with the continued listing standards of the NYSE; our ability to maintain our exemption from registration as an investment company pursuant to the Investment Company Act of 1940; our ability to generate earnings or gains and otherwise realize taxable benefits associated with net operating loss carry-forwards and net capital loss carry-forwards; our ability to realize continued cost savings; our ability to pay future dividends;
available technologies; competition for business and personnel; changes in, and our ability to remain in compliance with, law, regulations or government policies affecting our business; and the factors described in the sections entitled
“Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2008 and our other public filings with the SEC.  You should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

Arlington Asset Overview
FOCUSED STRATEGY
- Internally managed investment firm with a primary focus today in Non-Agency residential mortgage-
backed securities (“RMBS”)
- Straightforward C-Corp structure
SOUND AND TRANSPARENT BALANCE SHEET
- Core investments funded with permanent capital
- Low leverage, high liquidity
ATTRACTIVE POTENTIAL EARNINGS POWER DRIVEN BY CORE NON-AGENCY MBS STRATEGY:
- Attractive expected risk/return vs. other alternatives (~20% unlevered returns)
- Current cash income with potential appreciation (~50% discount to face value)
- Expect to utilize tax benefits
- Opportunity to monetize appreciated capital over time and re-invest
$800 MILLION OF TAX BENEFITS (OFF BALANCE SHEET)
SIGNIFICANT UPSIDE POTENTIAL
- Cash earnings
- Non-Agency RMBS portfolio
- Net operating loss carry-forwards (“NOLs”) and net capital loss carry-forwards (“NCLs”)

Non-Agency RMBS Investment Opportunity
Market dislocation has provided an exceptional investment opportunity in $2 trillion Non-Agency market
- Greater than $1 trillion in Prime and Alt-A RMBS
Opportunity to benefit from unprecedented Government policy to improve liquidity in the mortgage market
Ability to invest in collateral-backed assets at significant discount to par value
Creates potential unlevered current cash returns in the high teens to low 20’s (coupon yield +
prepayment accretion)
Under severe modeling assumptions we expect to receive more than our investment through prepayments or reflation
Reflation potential equals gap between cost and face value and will grow as portfolio grows
-
Approximately $112 million at 11/6/09 compared to market cap of $102 million
$800 million in NOLs and NCLs to shelter future earnings and capital gains
Results in potential book value growth and favorable tax treatment for potential dividends

Arlington Asset Highlights (NYSE:  AI)
Position
Eric F. Billings Chairman & CEO
J. Rock Tonkel, Jr. Chief Operating Officer
Kurt R. Harrington Chief Financial Officer
Brian J. Bowers Chief Investment Officer
Arlington Asset Management Team
(1) Comparable Companies (tickers: RWT & CIM) have a Price to Book = 123%
(2) As of 9/30/09
(3) As of 11/6/09
(4) As of 11/30/09
Share Price
(4)
$13.25 Cash
(3)
62 $
Shares O/S
(2)
7.7 Non-Agency MBS
(3)
99 $
Market Cap
(4)
$102 Total Assets
(2)
283 $
BV per share
(2)
$17.84 Long Term Debt
(2)
17 $
Price to Book
(1)
74% Shareholders' Equity
(2)
137 $
Share Data
($ in millions, except per share data)
Key Financial Data
($ in millions)

Strategic Decision to Focus as a Principal Investment Firm
Reduce/Sell Trust Preferred Securities (TruPS)
-
Redeem/Sell $318 million TruPS at Discount
-
Reduce $22 million Annual Interest Expense
-
Eliminate covenants
Reduce Repo Debt
Improve Balance Sheet Liquidity
Preserve and Optimize $800 million Tax Benefits
Reduce G&A Expenses
Monetize 56% FBCM Ownership Stake…
…And Re-Invest in Ongoing Business
Redeemed $303 million at 34% vs. par ($15 million outstanding)
$201 million Gain
$450K Annual Interest Expense (3% Cost of Funds)
No Covenants Remaining
$0 Un-Hedged Repo Debt
$62 million Cash at 11/6/09
Senior Alt-A Non-Agency Market Volume ~ $500 million/day
$185 million Utilized to Offset TruPS Gains (~$65 million B/V pickup)
Converted to C-Corp Structure
70%+ Overhead Expense Savings vs. 4Q08
Transitioned to Independent Operating Systems
Received proceeds of $165 million
$100+ million Invested in Non-Agency RMBS Portfolio with Current
Unlevered Cash Returns of Approximately 20%
EMBARKED ON PLAN TO
RESULT

Arlington Asset Non-Agency Portfolio Summary
(1)
Prime and Alt A RMBS not Guaranteed by
FN/FH/GN
Average Loan Size: $581K
# of Loans: 16,400
Original LTV: 71%
Wgt Avg Loan Origination Date: July 2006
Original FICO: 726
Coupon: 5.7%
Purchase Price: 46%
Credit Enhancement: 11%
60+ Delinquency: 21%
Wgt Avg Loan Age: 40 months
3mo CPR: 17%
3mo Severity: 46%
Cumulative Loss to Date: 2.3%
(1) As of 11/15/09

Housing Market: 2006 to Today
S&P/Case Schiller Home Price Index
125
135
145
155
165
175
185
195
205
215
225
S&P 500
600
700
800
900
1000
1100
1200
1300
1400
1500
1600
Down 30%
Down 56%
*Source: Bloomberg
Mortgage Deliquency Rate (60+ Days)
0
5
10
15
20
25
30
US Unemployment Rate
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0

Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09

ARLINGTON | ASSET INVESTMENT

Non-Agency RMBS Price History Since Year-End 2007 *Source: Amherst Securities 30 40 50 60 70 80 90 100

RETURN ON INVESTMENT EXAMPLES
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Invested Capital Cash Accretion
Downside Protection with Upside Potential
Frequency         25%
Severity 46%
Return vs Par  100%
Frequency         50%
Severity 60%
Return vs Par    80%
Frequency         80%
Severity 75%
Return vs Par    46%
Coupon Yield on
Invested Capital:
12.5%
Coupon Yield on
Invested Capital:
12.5%
Coupon Yield on
Invested Capital:
12.5%
Cash Accretion:
119%
Cash Accretion:
75%

Non-Agency RMBS Investment Opportunity
(1) Assumes total investment mix of 70% Senior and 30% Mezzanine RMBS.  As a percentage of face value, this assumption implies a mix of 55% Senior and 45% Mezzanine RMBS.
Current Face 100 $
Dollar Cost 46 $
Coupon 5.8%
Coupon Yield 12.5%
CPR on Senior Bonds 15.0
Prepayment 8.3 $
Return of Principal 5.0 $
Accretion 3.3 $
Accretion in BPS 7.1%
Unlevered Return 19.6%
ILLUSTRATIVE RETURN MODEL
(1)

Potential Cash Earnings Power
Annualized 3Q 2009 Operating Cash Income of $3.6 million or $.47 per share
- 7.7 million shares outstanding
$43 million Increase in Non-Agency RMBS Portfolio Book Value from 9/30/09 to 11/6/09
$50+ million Available for Investment at 11/6/09
Overhead Expense Reductions
2% Expected Alternative Minimum Tax Rate

Book Value Per Share with Potential Upside Opportunities
Reflation of Non-Agency RMBS Investment Portfolio
Net Operating Loss Carry-forwards and Capital Loss Carry-
forwards
Trust Preferred Securities
$62 million of cash
$99 million Non-Agency Capital Invested with $211
million of face value
Status at 11/6/09
Potential Upside Opportunities
9/30/2009
Book
Value
Cash and cash equivalents 13 $
Mortgage Backed Securities
Agency, net of $100 repo 18
Non-Agency Private Label 56
Total 87 $
Investment in FBR Capital Markets 88
Other Investments 3
Total cash, securities and investments 178 $
Long-term debt (17)
Other assets/liabilities, net (24)
Shareholders' equity 137 $
Book value per share 17.84 $
Allocation of Book Value
($ in millions, except per share data)

Conclusion
FOCUSED STRATEGY
- Internally managed investment firm with a primary focus today in Non-Agency residential mortgage-
backed securities (“RMBS”)
- Straightforward C-Corp structure
SOUND AND TRANSPARENT BALANCE SHEET
- Core investments funded with permanent capital
- Low leverage, high liquidity
ATTRACTIVE POTENTIAL EARNINGS POWER DRIVEN BY CORE NON-AGENCY MBS STRATEGY:
- Attractive expected risk/return vs. other alternatives (~20% unlevered returns)
- Current cash income with potential appreciation (~50% discount to face value)
- Expect to utilize tax benefits
- Opportunity to monetize appreciated capital over time and re-invest
$800 MILLION OF TAX BENEFITS (OFF BALANCE SHEET)
SIGNIFICANT UPSIDE POTENTIAL
- Cash earnings
- Non-Agency RMBS portfolio
- Net operating loss carry-forwards (“NOLs”) and net capital loss carry-forwards (“NCLs”)